Exhibit 1.1

[        ] Shares

ESCHELON TELECOM, INC.

Common Stock

UNDERWRITING AGREEMENT

[       ], 2005

LEHMAN BROTHERS INC .

JEFFERIES & COMPANY, INC.

As Representatives of the several

  Underwriters named in Schedule 1,

 c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

Eschelon Telecom, Inc., a Delaware corporation (the “Company”), proposes to sell an aggregate of [             ] shares (the “Firm Stock”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

In addition, the Selling Stockholders of the Company named in Schedule 2 hereto (the “Selling Stockholders”) propose to grant the Underwriters named in Schedule 1 hereto (the “Underwriters”) an option to purchase up to an aggregate of [             ] additional shares of the Common Stock on the terms and for the purposes set forth in Section 3 (the “Option Stock”).  The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the “Stock.”  This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriters.

SECTION 1.                                Representations, Warranties and Agreements of the Company.  The Company represents, warrants and agrees that:

(a)           A registration statement on Form S-1 and amendments thereto with respect to the Stock have (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act.  Copies of such registration statement and each of the amendments thereto have been delivered by the Company to you as the representatives (the “Representatives”) of the Underwriters.  As used in this Agreement, “Effective Time” means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Preliminary Prospectus” means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Representatives pursuant to Rule 424(a) of the Rules and Regulations; “Registration Statement” means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b)

of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to Rule 430A of the Rules and Regulations, and “Prospectus” means the prospectus in the form first used to confirm sales of Stock.  If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus or suspending the effectiveness of the Registration Statement, and, to the Company’s knowledge, no proceeding for such purpose has been initiated or threatened by the Commission.

(b)           The Registration Statement complies with, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of its date, the applicable filing date and on the applicable Delivery Date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which shall be limited to the information set forth in Section 11(g).

(c)           The Company and each of its subsidiaries (as defined in Section 20) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so organized, existing and in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the general affairs, management, consolidated financial position, stockholders equity, results of operation, business or prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).  The Company and each of its subsidiaries have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.  Except as set forth on Schedule 3 hereto, each subsidiary of the Company is a “significant subsidiary”, as such term is defined in Rule 405 of the Rules and Regulations.

(d)           The authorized capital stock of the Company consists of [          ] shares of Common Stock and [             ] shares of preferred stock, par value $0.01 per share.  All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (other than as described in the Prospectus); none of such shares were issued in violation of any preemptive or similar rights; and such shares were issued in compliance with applicable federal and state securities laws.  Schedule 4 hereto sets forth the holders of options to purchase shares of Common Stock (“Company Options”) and the respective number of shares of Common Stock subject to each outstanding Company Option, and the applicable exercise price.  Except for Company Options described in Schedule 4 and the outstanding shares of preferred stock that will be converted into Common Stock in connection with the Offering, including shares of Common Stock issued as dividends thereon, there is no existing option, warrant, call, right or contract of any character requiring, and there are no securities of the Company outstanding which upon conversion or exchange would require, the issuance, sale or transfer of any additional shares of capital stock or other equity securities of the Company or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase shares of capital stock or other equity securities of the Company.

(e)           The shares of the Stock to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable; the shares of the Stock to be sold by the Selling Stockholders to the Underwriters hereunder have been duly and validly authorized and, when issued upon the automatic conversion of the existing shares of preferred stock or common stock in connection with the Offering held by such Selling Stockholders or the exercise of options held by such Selling Stockholders, will be validly issued, fully paid and non-assessable, issued in compliance with applicable federal and state securities laws and without violation of any preemptive or similar rights; and the Stock will conform to the descriptions thereof contained in the Prospectus.

(f)            The Company has all requisite corporate power and authority to execute, deliver and perform its respective obligations under this Agreement.

(g)           This Agreement has been duly and validly authorized, executed and delivered by the Company.

(h)           The execution, delivery and performance of this Agreement by the Company, the consummation of the transactions contemplated hereby and the application of the proceeds from the sale of Stock as described under “Use of Proceeds” in the Prospectus, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Company and its subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement, license or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company or any of its subsidiaries or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in the case of clause (iii), to the extent that any such conflict, breach, violation or default would not, individually or in the aggregate, have a Material Adverse Effect.  Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and applicable state or foreign securities laws in connection with the purchase and sale of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

(i)            Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities registered or to be registered pursuant to any other registration statement filed by or required to be filed by the Company under the Securities Act.

(j)            Except as described in the Registration Statement, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

(k)           Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock (other than the issuance of common stock pursuant to the exercise of outstanding stock options) or any material increase in long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders’ equity, results of operations, business or prospects of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

(l)            The historical financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus comply as to form with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.  The other financial data, selected pro forma ratios and other pro forma financial information, operating data and statistical information and data concerning the Company and its subsidiaries included in the Prospectus is presented fairly in all material respects and has been prepared on a basis consistent in all material respects (except for, with respect to the pro forma information, the pro forma adjustments described in the Prospectus) with such financial statements and the books and records of the Company and its subsidiaries.

(m)          Ernst & Young LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 10(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

(n)           Ernst & Young LLP, who have certified certain financial statements of Advanced TelCom, Inc. and its consolidated subsidiary, whose report appears in the Prospectus and who have delivered the letter referred to in Section 10(h) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

(o)           The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(p)           The Company and each of its subsidiaries carry, or are covered by, insurance from insurers of recognized financial responsibility in their respective jurisdictions in such amounts and covering such risks as is commercially reasonable for the conduct of their respective businesses and the value of their respective properties; the Company is in compliance with the requirements of such policies in all material respects; all policies of insurance insuring the Company and each of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect in all material respects; and the Company has not received any notice from any such insurer that the Company is required to make any capital expenditures or other improvements to retain such coverage.

(q)           The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

(r)            Except as described in the Prospectus there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or others.

(s)           The statistical and market-related data included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

(t)            There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement.

(u)           No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

(v)           No labor disturbance by the employees of the Company or its subsidiaries exists or, to the knowledge of the Company, is imminent, that would reasonably be expected to have a Material Adverse Effect.

(w)          The Company and each of its subsidiaries is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of its subsidiaries would have any liability; the Company and its subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company and each of its subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

(x)            The Company and each of its subsidiaries have filed or have timely filed extensions of all federal, state and local income and franchise tax returns required to be filed through the date hereof, except in any case in which the failure to file such returns would not have a Material Adverse Effect, and has paid all taxes due thereon other than those currently payable without interest or penalty or being contested in good faith by appropriate proceedings, and (i) no tax deficiency has been determined adversely to the Company or any of its subsidiaries, nor (ii) does the Company have any knowledge of any tax deficiency, which, if determined adversely to the Company or any of its subsidiaries, would reasonably be expected to have a Material Adverse Effect.

(y)           Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities other than stock options to employees in the ordinary course of business pursuant to the Company’s 2004 Stock Incentive Plan, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction required to be disclosed in the Prospectus not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

(z)            The Company and each of its subsidiaries (i) make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the issuer, and (ii) have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorizations, (B) transactions are recorded as necessary (1) to permit preparation of the Company’s financial statements in conformity with accounting principles generally accepted in the United States and (2) to maintain accountability for its assets, (C) access to the Company’s assets is permitted only in accordance with management’s general or specific authorization and (D) the recorded accountability for the Company’s assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(aa)         The Company and each of its subsidiaries have established and maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15 under the Exchange Act), including, without limitation, disclosure controls and procedures designed to ensure that the information required to be disclosed by the Company and its subsidiaries in the reports they file or submit under the Exchange Act is accumulated and communicated to the management of the Company and its subsidiaries, including their respective principal executive officers and principal financial officers, or persons performing similar tasks, as appropriate to allow timely decisions regarding required disclosure to be made, and (ii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

(bb)         Since the date of the most recent balance sheet of the Company and its consolidated subsidiaries reviewed or audited by Ernst & Young LLP and the audit committee of the board of directors of the Company, (i) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and (ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(cc)         Neither the Company nor any of its subsidiaries (i) is in violation of its charter or bylaws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

(dd)         Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(ee)         The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect; the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(ff)           The Company and each of its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws, regulations, ordinance, rule, order, judgment, decree, permit or other legal requirement relating to the protection of human health and safety, the environment, natural resources or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(gg)         Neither the Company nor any of its subsidiaries is, or, as of the applicable Delivery Date (as defined in Section 6) after giving effect to the offer and sale of the Stock and the application of the net proceeds therefrom as described in the Prospectus, will be, an “investment company” as defined in the Investment Company Act of 1940, as amended.

(hh)         The Company has not distributed or, prior to the later to occur of any Delivery Date and completion of the distribution of the Stock, will distribute any offering material in connection with the offering and sale of the Stock other than the Preliminary Prospectus and the Prospectus and, in connection with the Directed Share Program described in Section 5, the enrollment materials prepared by Lehman Brothers Inc.

(ii)           None of the Directed Shares distributed in connection with the Directed Share Program described in Section 5 will be offered or sold outside of the United States.

(jj)           The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

(kk)         The Stock has been approved for listing subject to notice of issuance on the Nasdaq National Market.

(ll)           No “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations has informed the Company or any of its Subsidiaries orally or in writing that it has determined to downgrade, or is considering downgrading, the 8-3/8% Senior Second Secured Notes due 2010 (the “Notes”) issued by Eschelon Operating Company, a wholly owned Subsidiary of the

Company, and no such organization has publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes.

(mm)       The Company understands that the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 10 hereof, counsel to the Company and counsel to the Underwriters will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.  Any certificate signed by an officer of the Company and delivered to the Representatives or counsel to the Underwriters in connection with the offering of the Stock shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

SECTION 2.                                Representations, Warranties and Agreements of the Selling Stockholders.  Each Selling Stockholder severally and not jointly represents, warrants and agrees that:

(a)           The Selling Stockholder has good and valid title to the shares of the Stock to be sold by the Selling Stockholder hereunder or good and valid title to the options pursuant to which the shares of Stock to be sold by the Selling Stockholder hereunder will be issued, and immediately prior to the applicable Delivery Date the Selling Stockholder will have, good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims arising under the Custody Agreement (as hereinafter defined); and upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters.

(b)           The Selling Stockholder has placed in custody under a custody agreement (the “Custody Agreement”) with the other Selling Stockholders and Wells Fargo Bank, N.A., as custodian (the “Custodian”) and Richard Smith and Geoffrey Boyd, as Attorneys-in-Fact (the “Attorneys-in-Fact”), for delivery under this Agreement, (i) certificates in negotiable form (with signature guaranteed by a participant in The Securities Transfer Agents Medallion Program, The New York Stock Exchange Medallion Signature Program or The Stock Exchange Medallion Program) representing the shares of Stock to be sold by the Selling Stockholder hereunder, and (ii) if such Selling Stockholder is selling shares of Stock issuable upon exercise of stock options, an option exercise form and a check for the option exercise price.

(c)           Pursuant to the Custody Agreement, the Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the “Power of Attorney”) appointing the Attorneys-in-Fact with full power of substitution, and with full authority to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.

(d)           The Selling Stockholder has full right, power and authority to enter into this Agreement, the Custody Agreement and the Power of Attorney; this Agreement, the Custody Agreement and the Power of Attorney have been duly and validly authorized, executed and delivered by the Selling Stockholder; the Custody Agreement and the Power of Attorney constitute legal, valid and binding obligations of the Company enforceable against the Selling Stockholder in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the execution, delivery and performance of this Agreement, the Custody Agreement and the Power of Attorney by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the constituent documents of the Selling Stockholder (with respect to any Selling Stockholder that is not a natural person) or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as will have been obtained prior to the date hereof as may be required under the Exchange Act and applicable state and foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby; the Selling Stockholder has no actual knowledge that the representations and warranties of the Company contained in Section 1 are not true and correct, is familiar with the Registration Statement and has no actual knowledge of any material fact, condition or information not disclosed in the Prospectus or any supplement thereto which has adversely affected or is reasonably likely to adversely affect the business of the Company or any of its subsidiaries; and the sale of Stock by the Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus or any supplement thereto.

(e)           To the knowledge of each Selling Stockholder, on the Effective Date, the Registration Statement did not contain or will not contain, as applicable, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading and (ii) on the date of the Prospectus, any amendment thereof or supplement thereto did not contain and, on each Delivery Date will not contain, any untrue statement of a material fact or did not omit or will not omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

(f)            Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Selling Stockholder and any person that would give rise to a valid claim against the Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering and sale of the Stock as contemplated hereunder.

(g)           Except as provided in this Agreement and in the Lock-Up Agreement (as hereinafter defined), the Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.  Any certificate signed by the Selling Stockholders or their representatives and delivered to the Representatives or counsel to the

Underwriters in connection with the offering of the Stock shall be deemed to be a representation and warranty by the Selling Stockholders, as to matters covered thereby, to each Underwriter.

SECTION 3.                                Purchase of the Stock by the Underwriters.  On the basis of the representations and warranties contained in, and subject to the terms and conditions of this Agreement, the Company agrees to sell [        ] shares of the Firm Stock to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set forth opposite that Underwriter’s name in Schedule 1 hereto.  The respective purchase obligations of the Underwriters with respect to the Firm Stock shall be rounded among the Underwriters to avoid fractional shares, as the Representatives may determine.

In addition, each Selling Stockholder identified on Schedule 2 hereto, severally and not jointly, grants to the Underwriters an option to purchase up to the number of shares of Option Stock set forth opposite such Selling Stockholder’s name in Schedule 2.  Such option is exercisable in the event that the Underwriters sell more than the number of shares of Firm Stock in the offering and is exercisable as provided in Section 6 hereof.  Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set forth opposite the name of such Underwriters in Schedule 1 hereto.  The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts.

The price of both the Firm Stock and any Option Stock shall be $[       ] per share.

The Company and the Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on any Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

SECTION 4.                                Offering of Stock by the Underwriters.  Upon authorization by the Representatives of the release of the Firm Stock, the several Underwriters propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus.

SECTION 5.                                Directed Share Program.  It is understood that approximately [     ] shares of the Firm Stock (“Directed Shares”) will initially be reserved by the several Underwriters for offer and sale to employees and persons having business relationships with the Company and its subsidiaries (“Directed Share Participants”) upon the terms and conditions set forth in the Prospectus and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc. (the “Directed Share Program”).  Any allocation of such Directed Shares among such persons will be made in accordance with timely direction received by Lehman Brothers Inc. from the Company.  Under no circumstances will Lehman Brothers Inc. or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program.  To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated hereby.

The Company agrees to pay all fees and disbursements incurred by the Underwriters in connection with the Directed Share Program, including counsel fees and any stamp duties or other similar taxes incurred by the Underwriters in connection with the Directed Share Program.

SECTION 6.                                Delivery of and Payment for the Stock.  Delivery of and payment for the Firm Stock shall be made at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, at 10:00 A.M., New York City time, on the [fourth] full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Representatives and the Company.  This date and time are sometimes referred to as the “First Delivery Date.”  On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Representatives for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Representatives shall request in writing not less than two full business days prior to the First Delivery Date.  For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company shall make the certificates representing the Firm Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or in part from time to time by written notice being given to the Company by the Representatives.  Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised.  The date and time the shares of Option Stock are delivered are sometimes referred to as a “Subsequent Delivery Date” and the First Delivery Date and any Subsequent Delivery Date are sometimes each referred to as a “Delivery Date”.

Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 6 (or at such other place as shall be determined by agreement between the Representatives and the Company) at 10:00 A.M., New York City time, on each such Subsequent Delivery Date.  On each such Subsequent Delivery Date, the Selling Stockholders shall deliver or cause to be delivered the certificates representing the Option Stock to be purchased on such Subsequent Delivery Date to the Representatives for the account of each Underwriter against payment to or upon the order of the Selling Stockholders of the purchase price by wire transfer in immediately available funds.  Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Representatives shall request in the aforesaid written notice.  For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Selling Stockholders shall make the certificates representing the Option Stock available for inspection by the Representatives in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to each such Subsequent Delivery Date.  It is understood that each Underwriter has authorized the Representatives, for its account, to accept deliver of, receipt for, and make payment of the purchase price for the Stock which it has agreed to purchase.

SECTION 7.                                Further Agreements of the Company.  The Company agrees:

(a)           To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)           To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(c)           To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

(d)           To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Representatives, be required by the Securities Act or requested by the Commission;

(e)           Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing;

(f)            As soon as practicable after the Effective Date, to make generally available to the Company’s security holders and to deliver to the Representatives an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

(g)           For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

(h)           Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction in which it is not otherwise subject;

(i)            For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1)(A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or (B) sell or grant options, rights or warrants with respect to any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, (3) file or cause to be filed a registration statement with respect to shares of Common Stock or securities convertible, exercisable or exchangeable into Common Stock or any other securities of the Company or (4) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters; provided, however, that if (a) during the last 17 days of the 180-day restricted period the Company issues an earnings release or material news or a material event relating to the Company occurs or (b) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, then the restrictions imposed by this Section 7(i) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; and to cause each officer, director and each Stockholder identified on Schedule 5 hereto of the Company to furnish to the Representatives, prior to the First Delivery Date, a letter or letters, substantially in the form of Exhibit A hereto the “Lock-Up Agreement”, pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares in the Offering) or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period commencing on the date hereof and ending on the 180th day after the date of the final prospectus relating to the Offering (such 180-day period, the “Lock-Up Period”).  Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives, in writing, such extension;

(j)            Prior to the Effective Date to apply for the listing of the Stock on the Nasdaq National Market System, and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the First Delivery Date;

(k)           To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus; and

(l)            To take such steps as shall be necessary to ensure that neither the Company nor any of its subsidiaries shall become an “investment company” as defined in the Investment Company Act of 1940, as amended; and

(m)          In connection with the Directed Share Program, to use its best efforts to ensure that the Directed Shares will be restricted to the extent required by the NASD or the rules of such association from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement; provided that Lehman Brothers Inc. will notify the Company as to which Directed Share Participants will need to be so restricted. At the request of Lehman Brothers Inc., the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

SECTION 8.                                Further Agreements of the Selling Stockholders.  Each Selling Stockholder agrees:

(a)           To execute and deliver to the Representatives, on or prior to the date hereof, the Lock-Up Agreement.

(b)           To deliver to the Representatives prior to the First Delivery Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States person).

(c)                                  That the Stock to be sold by the Selling Stockholders hereunder, which is represented by the certificates held in custody for the Selling Stockholders, is subject to the interests of the Underwriters, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by any act of the Selling Stockholders, by operation of law or the occurrence of any other event.

SECTION 9.                                Expenses.  The Company agrees, whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the authorization, issuance, sale and delivery of the Stock and any stamp duties or other taxes payable in that connection; (b) the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the distribution of the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the filing fees incident to securing the required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; (f) the listing of the Stock on the Nasdaq National Market; (g) the qualification of the Stock under the securities laws of the several jurisdictions as provided in Section 7(h); (h) the preparation, printing (including, without limitation, word processing and duplication costs) and distribution of this Agreement, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection herewith; (i) the offer and sale of shares of the Stock by the Underwriters in connection with the Directed Share Program as described in Section 5, including the reasonable fees and disbursements of counsel for the Underwriters related thereto; (j) the reasonable costs and expenses relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Stock, including, without limitation, reasonable expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (k) the fees and expenses of the Custodian (and any other attorney-in-fact) and (l) the performance of all other obligations of the Company and the Selling Stockholders under this Agreement; provided that, except as provided in this Section 9 and in Section 15 the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, except as the same may be required to be paid by the Company pursuant to the terms of the Stockholders Agreement by and among the Company and the Selling Stockholders, any transfer taxes on the

Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters, and the Selling Stockholders shall pay the fees and expenses of their counsel and any transfer taxes payable in connection with their respective sales of Stock to the Underwriters.  Notwithstanding anything to the contrary contained herein, the Company shall not be responsible for underwriters discounts or commissions for the shares of Stock sold by the Selling Stockholders.

SECTION 10.                          Conditions of Underwriters’ Obligations.  The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)           The Prospectus shall have been timely filed with the Commission in accordance with Section 7(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof or preventing or suspending the use of the Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)           The Prospectus shall have been printed and copies distributed to the Underwriters not later than 9:00 A.M., New York City time, on [        ], 2005, or at such later date and time as the Underwriters may approve in writing, and no stop order suspending the qualification or exemption from qualification of the Stock in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

(c)           No Underwriter shall have discovered and disclosed to the Company on or prior to such Delivery Date that the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Weil, Gotshal & Manges LLP, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d)           All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Custody Agreement, the Power of Attorney, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(e)           (i) DLA Piper Rudnick Gray Cary US LLP shall have furnished to the Representatives its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Delivery Date, substantially in form attached hereto as Exhibit B-1; and (ii) the Company shall have requested and caused one or more special counsel for the Company and certain of the subsidiaries listed on Schedule 6 hereto, as indicated on such Schedule, to furnish to the Representatives its or their opinion, dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters and Weil, Gotshal & Manges LLP.

(f)            The counsel for each of the Selling Stockholders shall have furnished to the Representatives their written opinion, as counsel to each of the Selling Stockholders for whom they are acting as counsel, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Underwriters and Weil, Gotshal & Manges LLP, substantially in the form of Exhibit C.

(g)           The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, each Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(h)           At the time of execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(i)            With respect to the letter of Ernst & Young LLP referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the “initial letter”), the Representatives shall have received a letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated as of each Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(j)            The Company shall have furnished to the Representatives a certificate, dated such Delivery Date, executed on behalf of the Company by its Chief Executive Officer and Chief Financial Officer stating that:

(A)                              The representations, warranties and agreements of the Company in Section 1 are true and correct as if made on and as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 10(a), 10(l) and 10(m) have been fulfilled; and

(B)                                At such Delivery Date, since the date hereof or since the date of the most recent financial statements in the Prospectus, except as described in the

Prospectus to the knowledge of such person after reasonable inquiry, no event or events have occurred, nor has any information become known that, individually or in the aggregate, would have a Material Adverse Effect;

(C)                                They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and as of its date, the applicable filing date and such Delivery Date, the Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus; and

(D)                               To the knowledge of such persons after due inquiry, the issuance and sale of the Stock by the Company hereunder has not been enjoined (temporarily or permanently) by any court or governmental body or agency.

(k)           Each Selling Stockholder (or the Custodian or one or more attorneys-in-fact on behalf of the Selling Stockholders) shall have furnished to the Representatives on such Delivery Date a certificate, dated such Delivery Date, signed by, or on behalf of, the Selling Stockholder (or the Custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of such Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to such Delivery Date.

(l)            (A) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (B) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated herein and in the Prospectus.

(m)          Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Notes by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Notes.

(n)           Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof, (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

(o)           The Nasdaq National Market shall have approved the Stock for listing, subject only to official notice of issuance.

(p)           The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(q)           At the date of this Agreement, the Representatives shall have received the Lock-Up Letter Agreement signed by the individuals and entities listed on Schedule 5 hereto.

(r)            At each Delivery Date, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Stock as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Stock as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

SECTION 11.                          Indemnification and Contribution.

(a)           The Company shall indemnify and hold harmless each Underwriter, its directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials, any material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and that is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein which information consists solely of the information specified in Section 11(g); and provided further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who it shall be established failed to deliver the Prospectus to the person asserting any losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact required to be stated in such Preliminary Prospectus or necessary to make the statements in such Preliminary Prospectus not misleading, if (A) the Company shall have furnished copies of the Prospectus to the several Underwriters in the requisite quantity and sufficiently in advance of the Effective Date to permit proper delivery of the Prospectus to such person on or prior to the Effective Date; (B) such misstatement or omission or alleged misstatement or omission was cured in the Prospectus and the Prospectus was required by law to be delivered to such person at or prior to the written confirmation of the sale of Stock to such person and (C) the timely delivery of the Prospectus to such person would have constituted a complete defense to the losses, claims, damages, liabilities and judgments asserted by such person.  The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

(b)           The Company shall indemnify and hold harmless Lehman Brothers Inc. (including its directors, officers and employees) and each person, if any, who controls Lehman Brothers Inc. within the meaning of the Securities Act (“Lehman Brothers Entities”), from and against any loss, claim, damage or liability or any action in respect thereof to which any of the Lehman Brothers Entities may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the failure of any Directed Share Participant to pay for and accept delivery of the Directed Shares sold pursuant to the Directed Share Program which, immediately following the effectiveness of the Registration Statement, were subject to a properly confirmed agreement to purchase or (iii) the Directed Share Program, provided that, the Company shall not be liable under this clause (iii) for any loss, claim, damage, liability or action that is determined in a final judgment by a court of competent jurisdiction to have resulted directly from the gross negligence or willful misconduct of the Lehman Brothers Entities.  The Company shall reimburse the Lehman Brothers Entities promptly upon demand for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.

(c)           Each of the Selling Stockholders, severally and not jointly in proportion to the number of shares of Stock to be sold by them hereunder, shall indemnify and hold harmless each Underwriter, its directors, officers and employees, and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that Underwriter, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter, its directors, officers and employees and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, its directors, officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred or (iii) any breach of any representation or warranty of the Selling Stockholders in this Agreement (other than the representation and warranty contained in Section 2(e) of this Agreement) or any certificate or other agreement delivered pursuant hereto or contemplated hereby; provided, however, that, with respect to the indemnities provided in clauses (i) and (ii) above, a Selling Stockholder shall be liable only with respect to written information furnished to the Company or the Underwriters on behalf of such Selling Stockholder specifically for inclusion in the Preliminary Prospectus, the Registration Statement or the Prospectus (it being agreed and understood that for purposes of this Section 11(c), the only information provided by such Selling Stockholder consists of information relating to such Selling Stockholder under the caption “Principal and Selling Stockholders” in the Prospectus); and provided further, that the foregoing indemnity agreement with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter who it shall be established failed to deliver the Prospectus to the person asserting any losses, claims, damages, liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact required to be stated in such Preliminary Prospectus or necessary to make the statements in such Preliminary Prospectus not misleading, in each case with respect to information provided to the Company by the Selling Stockholders, if (A) the Company shall have furnished copies of the Prospectus to the several Underwriters in the requisite quantity and sufficiently in advance of the Effective Date to permit proper delivery of the Prospectus to such person on or prior to the Effective Date; (B) such misstatement or omission or alleged misstatement or omission was cured in the Prospectus and the Prospectus was required by law to be delivered to such person at or prior to the written confirmation of the sale of Stock to such person and (C) the timely delivery of the Prospectus to such person would have constituted a complete defense to the losses, claims, damages, liabilities and judgments asserted by such person.  The foregoing indemnity agreement shall be the exclusive remedy of any Underwriter or any such director, officer, employee or controlling person of that Underwriter against a Selling Stockholder with respect to any loss, claim, damage or liability relating to (A) clauses (i) or (ii) above or (B) clause (iii) above to the extent that such loss, claim, damage or liability relates to an actual or alleged breach of the representations and warranties set forth in Section 2(e).

(d)           Each Underwriter shall, severally and not jointly, indemnify and hold harmless the Company, each Selling Stockholder, each of their respective officers and directors who have signed the Registration Statement, and each person, if any, who controls the Company or such Selling Stockholder within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, such Selling Stockholder or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information contained in Section 11(g) and shall reimburse the Company, any such Selling Stockholder and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, any such Selling Stockholder or any such director, officer, employee or controlling person.

(e)           Promptly after receipt by an indemnified party under this Section 11 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 11, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 11 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 11.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 11 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Representatives shall have the right to employ counsel to represent jointly the Representatives and those other Underwriters and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriters against the Company or any Selling Stockholders under this Section 11 if, in the reasonable judgment of the Representatives, it is advisable for the Representatives and those Underwriters, directors, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company and the Selling Stockholders.  Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to Section 11(b) hereof in respect of a claim or action referred to in Section 11(b), then in addition to such separate law firm for the indemnified parties, the indemnifying party shall be liable for the fees and expenses of not more than one separate firm (in addition to local counsel) for the Lehman Brothers Entities for the defense of any loss, claim, damage, liability or action arising out of the Directed Share Program.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admission of fault or culpability as to the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(f)            If the indemnification provided for in this Section 11 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 11(a), (b), (c) or (d) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the shares of the Stock purchased under this

Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 11(f) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 11(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 11(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total discounts, commissions and other compensation received by such Underwriter under this Agreement exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 11(f) are several in proportion to their respective underwriting obligations and not joint.

(g)           The Underwriters severally confirm and the Company and each Selling Stockholder acknowledge that the statements with respect to the public offering of the Stock by the Underwriters set forth on the cover page of, the legend concerning over-allotments on the inside front cover page of and the concession and reallowance figures appearing under the caption “Underwriting” in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

SECTION 12.                          Defaulting Underwriters.

If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Firm Stock or Option Stock, as applicable, that the defaulting Underwriter agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock, set forth opposite the name of each remaining non-defaulting Underwriter in Schedule 1 hereto bears to the total number of shares of the Firm Stock or Option Stock, as applicable, set opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 3.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all of the Stock to be purchased on such Delivery Date.  If the remaining Underwriters or other underwriters satisfactory to the Representatives do not elect to purchase the shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Subsequent Delivery Date, the obligation of the Underwriters to purchase, and of the Selling Stockholders to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 9 and 15.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 12, purchases Stock which a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company and the Selling Stockholders for damages caused by its default.  If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing Underwriter, either the Representatives or the Company may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters that may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

SECTION 13.                          Default by one or more of the Selling Stockholders or the Company.

(a)           If a Selling Stockholder shall fail at the Delivery Date to deliver or cause to be delivered the number of shares of Stock which such Selling Stockholder is obligated to sell hereunder, and the remaining Selling Stockholders (or in the alternative, the Company as provided below) do not exercise the right hereby granted to increase, pro rata or otherwise, the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Stockholders as set forth in Schedule 2 hereto, then the Underwriters may, at the option of the Representatives, by notice from the Representatives to the Company and the non-defaulting Selling Stockholders, elect to purchase the Stock which the non-defaulting Selling Stockholders and the Company have agreed to sell hereunder.  No action taken pursuant to this Section 13 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

In the event of a default by any Selling Stockholder as referred to in this Section 13, (i) if the remaining Selling Stockholders do not exercise their rights to increase the number of Securities to be sold by them hereunder to the total number to be sold by all Selling Stockholders set forth in Schedule 2 hereto, the Company shall issue the number of Securities necessary to cover any such shortfall and (ii) each of the Representatives, the Company and the non-defaulting Selling Stockholders shall have the right to postpone the Delivery Date for a period not exceeding seven business days in order to effect any required change in the Registration Statement or Prospectus or in any other documents or arrangements.  In the event the Company fails to issue Securities in respect of any defaulting Selling Stockholder’s commitment as provided in this paragraph, the Company shall indemnify the Underwriters for the difference in the price at which the Underwriters acquired Securities to cover such shortfall and the price of the Stock set forth in Section 3 of this Agreement.

If the Company shall fail at any Delivery Date to deliver or cause to be delivered the number of shares of Stock that it is obligated to sell hereunder, then this Agreement shall terminate without any liability on the part of any nondefaulting party; provided, however, that the provisions of Sections 1, 11 and 19 shall remain in full force and effect.  No action taken pursuant to this Section 13 shall relieve the Company from liability, if any, in respect of such default.

SECTION 14.                          Termination.  The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 10(l), 10(m) or 10(n) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

SECTION 15.                          Reimbursement of Underwriters’ Expenses.  If the Company or any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform any agreement on its part to be performed, or because any other condition of the Underwriters’ obligations hereunder required to be fulfilled by the Company or any Selling Stockholder is not fulfilled, the Company will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Representatives.  If this Agreement is terminated pursuant to Section 12 by reason of the default of one or more Underwriters, neither the Company nor any Selling Stockholder shall be obligated to reimburse any defaulting Underwriter on account of those expenses.

SECTION 16.                          Research Independence.  The Company acknowledges and agrees that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking division and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the Offering that differ from the views of its investment bankers.  The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by its independent research analysts and research department may be different from or inconsistent with the views or advice communicated to the Company by such Underwriters’ investment banking division.  The Company acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies which may be the subject of the transactions contemplated by this Agreement.

SECTION 17.                          Notices, Etc.  All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Lehman Brothers Inc., 745 Seventh Avenue, 19th Floor, New York, New York 10019, Attention:  Syndicate Registration Department (Fax: 646-497-4815), with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Rod Miller, Esq. (Fax: 212-310-8007) and, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022 (Fax: (212) 520-0421);

(b)           if to the Company, shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Jeffrey Oxley (Fax: (612) 376-4144), with a copy to Edwin M. Martin, Jr., DLA Piper Rudnick Gray Cary US LLP, 1200 19th Street, NW, Washington, DC 20036 (Fax: (202) 223-2085);

(c)           if to any Selling Stockholders, shall be delivered or sent by mail, or facsimile transmission to such Selling Stockholder at the address set forth on Schedule 2 hereto,

provided, however, that any notice to an Underwriter pursuant to Section 11(e) shall be delivered or sent by mail, or facsimile transmission to such Underwriter at its address set forth in its acceptance to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request.  Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The Company and the Selling Stockholders shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc. on behalf of the Representatives and the Company and the Underwriters shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by the Custodian.

SECTION 18.                          Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company, the Selling Stockholders and their respective personal representatives and successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the directors, officers, employees of the Underwriters and each person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 11(d) of this Agreement shall be deemed to be for the benefit of directors of the Company, officers of the Company who have signed the Registration Statement and any person controlling the Company within the meaning of Section 15 of the Securities Act and any person controlling a Selling Stockholder within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 18, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

SECTION 19.                          Survival.  The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

SECTION 20.                          Definition of the Terms “Business Day” and “Subsidiary”.  For purposes of this Agreement, (a) ”business day” means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) ”subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

SECTION 21.                          Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of New York.

SECTION 22.                          No Fiduciary Duty.  Notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters, the Company and the Selling Stockholders acknowledge and agree that: (i) nothing in this Agreement shall create a fiduciary or agency relationship between the Company or the Selling Stockholders, on the one hand, and the Underwriters, on the other; (ii) the Underwriters are not acting as advisors, expert or otherwise, to either the Company or the Selling Stockholders in connection with the Offering or any other services the Underwriters may be deemed to be providing pursuant to this Agreement, including, without limitation, with respect to the public offering price of the Securities; (iii) the relationship between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; ~~(iv)~~ any duties and obligations that the Underwriters may have to the Company or Selling Stockholders shall be limited to those duties and obligations specifically stated in this Agreement; and (v) notwithstanding anything in this Agreement to the contrary, you acknowledge that the Underwriters may have financial interest in the success of the Offering that are not limited to the difference between the price to the public and the purchase price paid to you by the Underwriters for the Securities and the Underwriters have no obligation to disclose, or account to you for, any of such additional financial interests. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholders may have against the Underwriters with respect to any breach or alleged breach of fiduciary duty.

SECTION 23.                          Counterparts.  This Agreement may be executed in multiple counterparts and, if executed in counterparts, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

SECTION 24.                          Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[The Remainder of this Page Is Intentionally Left Blank.}

If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

ESCHELON TELECOM, INC.

By
Name:
Title:

The Selling Stockholders named in
Schedule 2 to this Agreement

By
Attorney-in-Fact

Accepted:

LEHMAN BROTHERS INC.
JEFFERIES & COMPANY, INC.

For themselves and as Representatives
of the several Underwriters named
in Schedule 1 hereto

By LEHMAN BROTHERS INC.

By
Authorized Representative

By JEFFRIES & COMPANY, INC

By
Authorized Representative

SCHEDULE 1

Number of Shares of Firm Stock to Be Purchased
Underwriters

Lehman Brothers Inc.

Jefferies & Company, Inc.

UBS Securities LLC.

Total

SCHEDULE 2

Name and address of Selling Stockholder	Number of Shares of Option Stock

SCHEDULE 3

Non-Significant Subsidiaries

SCHEDULE 4

Company Options

SCHEDULE 5

Stockholder Parties to Lock-Up Agreement

SCHEDULE 6

Local Counsel Opinions

Exhibit A

LOCK-UP LETTER AGREEMENT

LEHMAN BROTHERS INC.

JEFFERIES & COMPANY, INC.

As Representatives of the several

  Underwriters named in Schedule 1,

c/o Lehman Brothers Inc.

745 Seventh Avenue

New York, New York 10019

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of shares (the “Shares”) of Common Stock, par value $0.01 per share (the “Common Stock”), of Eschelon Telecom, Inc, a Delaware corporation (the “Company”), and that the Underwriters propose to reoffer the Shares to the public (the “Offering”).

In consideration of the execution of the Underwriting Agreement by the Underwriters, and for other good and valuable consideration, the undersigned hereby irrevocably agrees that, without the prior written consent of Lehman Brothers Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock (including, without limitation, shares of Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and shares of Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock (other than the Shares in the Offering) or announce any intention to do any of the foregoing, or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, for a period commencing on the date hereof and ending on the 180th day after the date of the final prospectus relating to the Offering (such 180-day period, the “Lock-Up Period”).

Notwithstanding the foregoing, if (1) during the last 17 days of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (2) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event, unless Lehman Brothers Inc. waives, in writing, such extension.

In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.  In addition, the undersigned agrees that, without the prior written consent of Lehman Brothers Inc., it will not, during the Lock-Up Period make any demand for or exercise any right with respect to the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, then the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Company and the Underwriters will  proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

[Signature page follows]

2

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:

Exhibit B-1

Form of DLA Piper Rudnick Gray Cary LLP Opinion

1.                                       The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except  to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the consolidated financial position, stockholders’ equity, results of operations or business of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”);

2.                                       The Company has an authorized capitalization as set forth under the caption “Description of Capital Stock” in the Prospectus; all of the issued shares of capital stock of the Company and its subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company are owned directly or indirectly by the Company (except for directors’ qualifying shares), free and clear of all liens, encumbrances, equities or claims;

3.                                       The shares of the Stock to be issued and sold by the Company to the Underwriters on each Delivery Date have been duly authorized and, when issued and delivered against payment therefor in accordance with this Agreement, will be validly issued, fully paid and non-assessable; the shares of the Stock to be sold by the Selling Stockholders to the Underwriters hereunder have been duly authorized and, when issued upon the automatic conversion of the existing shares of preferred stock or common stock held by such Selling Stockholders or the exercise of options held by such Selling Stockholders, will be validly issued and fully paid and non-assessable.

4.                                       To our knowledge, except as described in the Prospectus, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company’s charter or by-laws or any agreement or other instrument known to us;

5.                                       To the best of our knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the best of our knowledge, no such proceedings are threatened by governmental authorities or others;

6.                                       The Registration Statement and the Prospectus (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which we need express no opinion) as of their respective effective or issue dates comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations thereunder;

7.                                       To the best of our knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement;

8.                                       This Agreement has been duly authorized, executed and delivered by the Company;

9.                                       The issuance and sale of the shares of Stock being delivered on such Delivery Date by the Company pursuant to this Agreement, and the execution, delivery and compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to us of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations, orders of, filings with or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the Underwriters (for which we offer no opinion), no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby and thereby, except for such consents, approvals, authorizations, orders, filings or registrations as have been obtained or made;

10.                                 Except as described in the Prospectus, to the best of our knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

11.                                 The Company is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Code; and each “pension plan” for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification;

12.                                 To our knowledge, the Company and each of its subsidiaries are (i) in compliance with any and all applicable federal laws, regulations, ordinance, rule, order, judgment, decree, permit or other legal requirement relating to the protection of human health and

3

safety, the environment, natural resources or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except with respect to any matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

13.                                 Neither the Company nor any subsidiary is an “investment company” as defined in the Investment Company Act of 1940, as amended;

14.                                 The statements contained in the Prospectus under the captions “Business—Legal Proceedings and –Third Party Service Providers,” “Management,” “Principal and Selling Stockholders,” “Certain Relationships and Related Party Transactions,” “Shares Eligible for Future Sale,” “Description of Capital Stock” and “Material United States Federal Tax Consequences for Non-United States Stockholders,” insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly summarize in all material respects such matters and documents;

15.                                 The Registration Statement was declared effective under the Securities Act as of [        ], the Prospectus was filed with the Commission pursuant to subparagraph     of Rule 424(b) of the Securities Act, on            and to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and, to our knowledge, no proceeding for that purpose in pending or threatened by the Commission;

16.                                 The statements contained in the Prospectus under the captions “Risk Factors,” “Business—Legal Proceedings and Third Party Service Providers,” “Regulation,” “Management,” “Principal and Selling Stockholders,” “Certain Relationships and Related Party Transactions,” “Shares Eligible for Future Sale,” “Description of Capital Stock” and “Material United States Federal Tax Consequences for Non-United States Stockholders,” insofar as such statements constitute summaries of the legal matters or documents referred to therein, fairly summarize in all material respects such matters and documents.  We do not believe that such statements, as of the date of the Prospectus and at each Delivery Date, contained an untrue statement of a material fact or omitted to state a fact necessary to make the statements therein not misleading;

17.                                 The Registration Statement was declared effective under the Securities Act as of [        ], the Prospectus was filed with the Commission pursuant to subparagraph     of Rule 424(b) of the Securities Act, on            and we are not aware of any stop order suspending the effectiveness of the Registration Statement and, to our knowledge, no proceeding for that purpose in pending or threatened by the Commission;

18.                                 The issuance, sale and delivery of the Stock and the execution, delivery and performance by the Parties of this Agreement (assuming due authorization and execution by each party), and the consummation by the Company of the transactions contemplated thereby and the

4

compliance by the Company with the terms of the foregoing do not, and, at each Delivery Date, will not, conflict with or constitute or result in a breach or violation by any of the Parties of the Communications Act of 1934, as amended (the “Communications Act”), or the rules and regulations of the Federal Communications Commission promulgated thereunder (together with the Communications Act, the “Communications Laws”) or any order, decree or judgment known to us to be applicable to any Party, or any federal court or federal governmental or federal regulatory agency or body dealing with telecommunications carriers (the “Communications Authorities”) known to us to have jurisdiction over any Party or any of their respective properties or assets;

19.                                 No consent, waiver, approval, authorization, license, qualification or order of or filing or registration with any Communications Authority is required for the execution and delivery by any Party of the Agreement or for the issue and sale of the Stock or the performance by the Parties of their obligations under this Agreement, or for the consummation of any of the transactions contemplated hereby or thereby;

20.                                 The Parties are the holders of all consents, approvals, orders, certificates, licenses, permits, franchises and other authorizations (the “Licenses”) listed on Schedule III attached hereto (the “Regulatory Licenses”) issued by the Communications Authorities, all of which are validly issued and in full force and effect, with no material restrictions or qualifications other than as described in the Prospectus, and such Regulatory Licenses constitute the only Licenses necessary for the Parties to conduct their businesses in the manner and to the extent now operated or proposed to be operated in the Prospectus; and

21.                                 To the best of our knowledge, other than matters described in the Prospectus, there are no Proceedings threatened, pending or contemplated before any Communications Authority against or involving the properties, businesses or franchises of any of the Parties which could reasonably be expected to have a Material Adverse Effect.

This opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.  Although we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as set forth in clause 14 above), we have acted as counsel to the Company in connection with the preparation of the Registration Statement and based on the foregoing, no facts have come to our attention which lead us to believe that (i) the Registration Statement (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which we need express no opinion) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) as of the issue date, that the Prospectus (except for the financial statements and other financial and statistical data included therein, as to which we express no opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

5

ANNEX A

List of Selling Stockholders

Name of Stockholder	Record Ownership of Shares

6

Exhibit C

Form of Selling Stockholder Opinion

1.                                       The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

2.                                       The Power-of-Attorney and a Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder and constitute valid and binding obligations of the Selling Stockholder, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

3.                                       The Selling Stockholder is the record owner of the shares of Stock to be sold by such Selling Stockholder under the Underwriting Agreement; and

4.                                       Assuming that each Underwriter acquires the shares of Stock it has purchased from any of the Selling Stockholders without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code), each Underwriter that has purchased such Stock delivered on the date hereof to such Underwriter by making payment therefor as provided in the Underwriting Agreement will have acquired control (within the meaning of Section 8-106 of the Uniform Commercial Code) of such Stock free of any adverse claim (within the meaning of Section 8-102 of the Uniform Commercial Code).

7